a Series of Northern Lights Fund Trust III

Supplement dated January 28, 2014 to the Prospectus dated December 10, 2012, and Statement of Additional Information dated December 10, 2012, as amended April 5, 2013

As of the close of business on January 28, 2014, the GL Macro Performance Fund (the “Fund”) will close to new investments. The Fund will not take purchases from new or existing shareholders. In addition, shareholders of record on January 28, 2014, that are participating in the Automatic Investment Plan and/or the dividend reinvestment plan may not add to their existing accounts through those plans. Dividends and distributions will be paid in cash.  The Fund will continue to honor redemption requests, including those made under the Automatic Withdrawal Plan. The Fund reserves the right to change this policy and reopen to new investments.

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This Supplement, and the Prospectus dated December 10, 2012, and Statement of Additional Information, dated December 10, 2012, as amended April 5, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling the Fund at 1-855-754-7930.

Please retain this Supplement for future reference.